[AVONDALE HESTER LOGO]


                               TOTAL RETURN FUND
--------------------------------------------------------------------------------



                               SEMI-ANNUAL REPORT

























--------------------------------------------------------------------------------
                            For the Six Months Ending
                               September 30, 2000

                             [AVONDALE HESTER LOGO]


October 4, 2000

Dear Shareholders:

     Hester Capital Management, L.L.C. ("HCM") is pleased to submit our mid-year report for the Avondale Hester Total Return Fund (the "Fund") for the period ending September 30, 2000.

     The Fund experienced a return for the quarter and six months ended September 30 of 1.38% and 4.89%, respectively. Factors benefiting the returns in the first half of the fiscal year were subtle shifts in the asset allocation, as well as positive attribution from healthcare, energy, selected financial, and technology holdings. The equity allocation has been reduced from 89% to 85% of the Fund's assets, while the fixed-income allocation has been raised slightly from 7.5% to 10.3%. Cash reserves now stand at almost 5%, up from 3.4% on March
31. The Fund's benchmark, a custom-blended index comprised of 75% S&P 500 Composite and 25% Lehman U.S. Intermediate Government/Credit Index, returned (0.75%) for the quarter and (1.55%) for the first half of the year.

     It has been an active first half with our purchase activity of new equity securities offset by securities sold. New positions were established in such technology names as Andrew Corp., Cable Design Technologies, Sawtek, Inc., Technitrol, Inc. and Vishay Intertechnology. Positions were trimmed in Adobe Systems, IBM, Oracle, and Tellabs, Inc. We eliminated positions in Technitrol, Inc. which had a very sharp increase in price as did Hadco Corporation, which received a buy-out offer in the spring. Our position in Marriott International was also eliminated.

     Approximately $1.5 million in new money was added to the fixed-income component of the portfolio in three government agency issues with maturities of five, eight, and 10 years. These purchases more than offset the maturity of the IBM note and the sale of two shorter-term government agency issues. All this activity was consistent with our long-term strategy of targeting an equity allocation in a range of 70% to 90% of the total assets of the Fund, with the balance of the monies invested in fixed-income securities.

     We expect challenging financial markets for the balance of this year and through the end of 2001. On a positive note, it appears that Chairman Greenspan and his counterparts at the Federal Reserve have successfully engineered the economy to a soft landing. U.S. economic growth continues to moderate with no recession on the horizon. The United States' attractive growth rate relative to its trading partners and somewhat-high real interest rates continue to attract foreign capital which is boosting the U.S. dollar relative to the Euro and the Japanese yen. This liquidity continues to find its way into our capital markets.

     We believe that the Fed has accomplished its mission and expect the central bank to maintain a neutral policy with a tightening bias through the end of the year. If events continue to unfold as they presently appear, we would not be surprised to see the Fed moving to a neutral or possibly easing stance at the February 2001 meeting. As a result of this position, we plan to maintain our current bond exposure and would add to the allocation in the portfolio on any further reduction in interest rates. We continue to prefer spread product over U.S. Treasuries, in particular, government agencies in the 5-to-10 year maturity range and high-grade corporate bonds.

     The equity market is probably locked in a fairly tight trading range through the end of next year. The market is now being challenged by negative earnings surprises, higher-energy prices, and some are even beginning to question one of the key secular underpinnings of this bull market, that being fiscal policy, as it appears that both presidential candidates are looking for ways to spend the surplus. Thus, our expectations for U.S. equities are for 10% total returns, at best. Our focus will be on searching for companies that exhibit pricing power, unit sales growth, with the potential to maintain or expand operating profit margins and return on assets. We believe this will continue to lead us in the areas of selected technology issues, financial services, and healthcare.

     On behalf of the staff of HCM, we sincerely value the opportunity to serve as Advisor to the Avondale Hester Total Return Fund and appreciate your trust and confidence in our team. We will continue to focus our efforts on generating a competitive return for our shareholders while managing the Fund in line with its objectives. Should you have any questions, please do not hesitate to give us a call.

     Very truly yours,


     /s/ I. Craig Hester, CFA                 /s/ John E. Gunthorp, CFA

     I. Craig Hester, CFA                         John E. Gunthorp, CFA

                             INVESTMENT PERFORMANCE

                              06/30/00*   03/31/00*    12/31/99*    09/30/99**
                              THROUGH     THROUGH      THROUGH      THROUGH
                              09/30/00    09/30/00     09/30/00     09/30/00
                              --------    --------     --------     --------
AVONDALE HESTER
  TOTAL RETURN FUND             1.38%       4.89%       12.74%       17.44%
Blended Custom Index***        (0.75%)     (1.55%)       0.51%       11.52%

STOCK MARKET INDICES
AVONDALE HESTER -
  EQUITIES ONLY                 1.49%       5.36%       14.67%       20.40%
Lipper Large Cap
  Value Fund Index              3.65%       0.86%        1.59%       10.47%
S&P 500 Composite
  Unweighted                    3.43%       0.87%       (2.61%)       1.43%
S&P 500 Composite Index        (0.97%)     (3.60%)      (1.39%)      13.27%

BOND MARKET INDICES
AVONDALE HESTER
  FIXED-INCOME ONLY             3.72%       4.27%        5.80%        6.07%
Lehman U.S. Int. Govt/
  Credit Bond Index             2.88%       4.62%        6.19%        6.25%
Lehman U.S. Govt/
  Credit Bond Index             2.87%       4.37%        7.17%        6.74%

CASH EQUIVALENTS INDICES
90 Day U.S. Treasury Bills      1.50%       2.99%        4.36%        5.63%
Consumer Price Index            0.53%       1.24%        2.92%        3.17%

*    Not Annualized
**   Annualized
***  75% S&P 500 Composite and 25% Lehman U.S.
     Intermediate Government/Bond Index

     Past performance is no guarantee of future results. Share price and returns fluctuate and investment in the Fund may be worth more or less then the amount invested when redeemed. For the 5-and-10 year periods ended September 30, 2000, the Fund and the Blended Custom Index were each up 15.02%, 13.74%, 17.77% and 16.41%, respectively, on an annualized basis.

     The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The Lehman Brothers Government/Credit Bond Index is an unmanaged index of all investment grade government and corporate bonds. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

                        AVONDALE HESTER TOTAL RETURN FUND

SHARES                                                                  VALUE
------                                                                  -----

COMMON STOCKS: 84.8%

BANKS: 5.7%
 4,713    Bank of America Corp.                                       $ 246,843
 8,014    Bank One Corp.                                                309,541
11,020    Regions Financial Corp.                                       250,016
                                                                      ---------
                                                                        806,400
                                                                      ---------
BEVERAGES - ALCOHOLIC: 2.1%
 7,192    Anheuser-Busch Companies, Inc.                                304,311
                                                                      ---------
CHEMICALS - DIVERSIFIED: 0.5%
 2,250    H.B. Fuller Co.                                                64,687
                                                                      ---------
COMPUTERS: 3.7%
 2,500    Hewlett-Packard Co.                                           242,500
 2,500    International Business Machines Corp.                         281,250
                                                                      ---------
                                                                        523,750
                                                                      ---------
COMPUTERS - SERVICES: 15.2%
 7,000    Adobe Systems, Inc.                                         1,086,750
 9,737    First Data Corp.                                              380,352
 8,700    Oracle Corp.*                                                 685,125
                                                                      ---------
                                                                      2,152,227
                                                                      ---------
CONSUMER PRODUCTS: 9.2%
22,611    General Electric Co.                                        1,304,372
                                                                      ---------
DENTAL SUPPLIES & EQUIPMENT: 1.0%
 4,000    Dentsply International, Inc.                                  139,750
                                                                      ---------
DIVERSIFIED MANUFACTURING: 2.4%
 2,500    Cooper Industries, Inc.                                        88,125
 2,800    Minnesota Mining and Manufacturing Co.                        255,150
                                                                      ---------
                                                                        343,275
                                                                      ---------
ELECTRONIC MEASURING INSTRUMENTS: 0.3%
   953    Agilent Technologies, Inc.*                                    46,637
                                                                      ---------
ELECTRONICS: 6.5%
 8,600    Altera Corp.*                                                 410,650
 6,000    Intel Corp.*                                                  249,750
 5,900    Kent Electronics Corp.*                                       140,862
 3,750    Vishay Intertechnology, Inc.*                                 115,313
                                                                      ---------
                                                                        916,575
                                                                      ---------
FINANCIAL SERVICES: 8.6%
10,539    American Express Co.                                          640,244
10,666    Citigroup, Inc.                                               576,685
                                                                      ---------
                                                                      1,216,929
                                                                      ---------
HOME FURNISHINGS: 1.5%
 7,500    Ethan Allen Interiors                                         212,344
                                                                      ---------
INSTRUMENTS - CONTROLS: 1.1%
 4,750    Parker-Hannifin Corp.                                         160,313
                                                                      ---------
MACHINERY - INDUSTRIAL & SPECIALTY: 6.4%
 4,500    Dover Corp.                                                   211,219
13,300    Tyco International Ltd.                                       689,938
                                                                      ---------
                                                                        901,157
                                                                      ---------
MANUFACTURING EQUIPMENT: 1.9%
13,600    Pall Corp.                                                    271,150
                                                                      ---------
MEDICAL PRODUCTS: 1.1%
22,500    Possis Medical, Inc.*                                         151,875
                                                                      ---------
OFFICE FURNISHINGS: 0.4%
 1,900    Herman Miller, Inc.                                            60,919
                                                                      ---------
OIL - INTERNATIONAL INTEGRATED: 3.2%
 3,539 Exxon Mobil Corp.                                                315,413
 2,500 Texaco, Inc.                                                     131,250
                                                                      ---------
                                                                        446,663
                                                                      ---------
PHARMACEUTICALS: 7.9%
 5,932 Bristol-Myers Squibb Co.                                         338,866
 3,500 Johnson & Johnson                                                328,781
10,000 Pfizer, Inc.                                                     449,375
                                                                      ---------
                                                                      1,117,022
                                                                      ---------

                        AVONDALE HESTER TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

SHARES                                                                  VALUE
------                                                                  -----

RETAIL - GENERAL MERCHANDISE: 1.1%
 4,800    Sears, Roebuck and Co.                                    $   155,616
                                                                    -----------
TECHNOLOGY: 1.0%
 3,600    Sawtek, Inc.*                                                 138,656
                                                                    -----------
TELECOMMUNICATIONS - EQUIPMENT: 2.5%
 8,000    Andrew Corp.*                                                 209,500
 3,000    Tellabs, Inc.*                                                143,250
                                                                    -----------
                                                                        352,750
                                                                    -----------
TELEPHONE: 0.9%
 4,250    WorldCom, Inc.*                                               129,094
                                                                    -----------
WIRE & CABLE PRODUCTS: 0.6%
 3,450    Cable Design Technologies*                                     83,878
                                                                    -----------
TOTAL COMMON STOCKS (cost $6,387,510)                                12,000,350
                                                                    -----------

PRINCIPAL AMOUNT
--------------------------------------------------------------------------------
BONDS: 10.3%
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY: 10.3%
$200,000  Federal Home Loan Bank, 5.705%, 3/2/2009                      186,077
 100,000  Federal Home Loan Bank, 7.000%, 12/14/2005                     99,123
 500,000  Federal Home Loan Mortgage Corp., 7.000%, 3/15/2010           508,409
 100,000  Federal Home Loan Mortgage Corp., 7.500%, 7/31/2006            99,794
 500,000  Federal Home Loan Mortgage Corp., 6.140%, 9/2/2008            497,297
  64,925  Federal National Mortgage Assoc., 7.000%, 6/1/2003             64,678
                                                                    -----------
TOTAL BONDS (cost $1,417,415)                                         1,455,378
                                                                    -----------

SHORT-TERM INVESTMENT: 4.7%
MONEY MARKET INVESTMENT: 4.7%
$673,716 Firstar Stellar Treasury Fund (cost $673,716)              $   673,716
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES: 99.8%
  (cost $8,478,641+)                                                 14,129,444
Other Assets less Liabilities: 0.2%                                      26,598
                                                                    -----------
NET ASSETS: 100.0%                                                  $14,156,042
                                                                    ===========

*    Non-income producing security.

+ At September 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $ 6,176,406
     Gross unrealized depreciation                                     (525,603)
                                                                    -----------
     Net unrealized appreciation                                    $ 5,650,803
                                                                    ===========

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2000 (Unaudited)

ASSETS
  Investments in securities, at value (cost $8,478,641) ........     $14,129,444
  Receivables:
    Dividends and interest .....................................          21,709
    Fund shares sold ...........................................          16,087
    Prepaid expenses ...........................................           9,728
                                                                     -----------
      Total assets .............................................      14,176,968
                                                                     -----------

LIABILITIES
  Payables:
    Due to Advisor .............................................           8,015
    Administration fees ........................................           2,384
    Fund shares redeemed .......................................              12
    Accrued expenses ...........................................          10,515
                                                                     -----------
      Total liabilities ........................................          20,926
                                                                     -----------

NET ASSETS .....................................................     $14,156,042
                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($14,156,042/331,935 shares outstanding; unlimited number
  of shares authorized without par value) ......................     $     42.65
                                                                     ===========

COMPONENTS OF NET ASSETS
Paid-in capital ................................................     $ 7,173,787
Accumulated net investment income ..............................          40,746
Accumulated net realized gain on investments ...................       1,290,706
Net unrealized appreciation on investments .....................       5,650,803
                                                                     -----------
Net assets .....................................................     $14,156,042
                                                                     ===========

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME
  Income
    Dividends .................................................       $  59,448
    Interest ..................................................          57,786
    Other .....................................................           2,047
                                                                      ---------
      Total income ............................................         119,281
                                                                      ---------
  Expenses
    Advisory fees .............................................          48,125
    Administration fees .......................................          14,959
    Fund accounting fees ......................................          11,377
    Audit fees ................................................           6,551
    Transfer agent fees .......................................           6,435
    Trustee fees ..............................................           2,939
    Reports to shareholders ...................................           1,863
    Custody fees ..............................................           1,691
    Legal fees ................................................           1,454
    Miscellaneous .............................................           1,173
                                                                      ---------
      Total expenses ..........................................          96,567
                                                                      ---------
        NET INVESTMENT INCOME .................................          22,714
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ............................         676,972
  Net change in unrealized appreciation on investments ........         (54,983)
                                                                      ---------
    Net realized and unrealized gain on investments ...........         621,989
                                                                      ---------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....       $ 644,703
                                                                      =========

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED       YEAR ENDED
                                            SEPTEMBER 30, 2000#   MARCH 31, 2000
                                            -------------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ....................   $     22,714        $     17,472
  Net realized gain on investments .........        676,972           1,294,684
  Net change in unrealized
    appreciation on investments ............        (54,983)            714,055
                                               ------------        ------------
      NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ..........        644,703           2,026,211
                                               ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...............             --             (30,276)
  From net realized gain ...................             --          (1,139,643)
                                               ------------        ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....             --          (1,169,919)
                                               ------------        ------------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
  net change in outstanding shares .........        652,249             778,301
                                               ------------        ------------
TOTAL INCREASE IN NET ASSETS ...............      1,296,952           1,634,593
                                               ------------        ------------
NET ASSETS
  Beginning of period ......................     12,859,090          11,224,497
                                               ------------        ------------
  END OF PERIOD ............................   $ 14,156,042        $ 12,859,090
                                               ============        ============

(a) A summary of capital share transactions is as follows:

                                SIX MONTHS ENDED               YEAR ENDED
                              SEPTEMBER 30, 2000#            MARCH 31, 2000
                             ----------------------      ----------------------
                             Shares        Value         Shares        Value
                             ------        -----         ------        -----
Shares sold ............     36,004     $ 1,493,083      32,470     $ 1,273,095
Shares issued in
  reinvestment of
  distributions ........         --              --      28,162       1,025,956
Shares redeemed ........    (20,303)       (840,834)    (37,926)     (1,520,750)
                            -------        --------     -------      ----------
Net increase ...........     15,701     $   652,249      22,706     $   778,301
                             ======     ===========      ======     ===========

# Unaudited.

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                         YEAR ENDED MARCH 31,
                                    SIX MONTHS ENDED    -------------------------------------------------------
                                  SEPTEMBER 30, 2000#    2000        1999        1998        1997       1996
                                  -------------------    ----        ----        ----        ----       ----
Net asset value,
  beginning of period ............      $40.66          $38.24      $35.26      $26.13      $27.76      $23.58
                                        ------          ------      ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ............      0.07            0.06        0.15        0.16        0.18        0.27
  Net realized and unrealized gain
    on investments .................      1.92            6.48        3.62        9.61        0.14        6.00
                                        ------          ------      ------      ------      ------      ------
Total from investment operations ...      1.99            6.54        3.77        9.77        0.32        6.27
                                        ------          ------      ------      ------      ------      ------

LESS DISTRIBUTIONS:
  From net investment income .......        --           (0.11)      (0.05)      (0.15)      (0.28)      (0.27)
  From net realized gain ...........        --           (4.01)      (0.74)      (0.49)      (1.67)      (1.82)
                                        ------          ------      ------      ------      ------      ------
Total distributions ................        --           (4.12)      (0.79)      (0.64)      (1.95)      (2.09)
                                        ------          ------      ------      ------      ------      ------
Net asset value, end of period .....    $42.65          $40.66      $38.24      $35.26      $26.13      $27.76
                                        ======          ======      ======      ======      ======      ======

Total return .......................      4.89%^         18.34%      10.94%      37.65%       1.10%      26.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (millions) ..............    $ 14.2          $ 12.9      $ 11.2      $ 10.9      $  9.9      $  9.8
  Ratio of expenses to
    average net assets .............      1.40%+          1.46%       1.57%       1.59%       1.83%       1.69%
  Ratio of net investment income
    to average net assets ..........      0.33%+          0.15%       0.41%       0.48%       0.62%       1.03%
  Portfolio turnover rate ..........     15.98%^         25.93%      25.71%       9.38%      40.87%      52.25%

+ Annualized
^ Not annualized
# Unaudited

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2000 (Unaudited)

NOTE 1 - ORGANIZATION

     Avondale Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on Octo-ber 12, 1988.

     Hester Capital Management, L.L.C., the Fund's Advisor, is a registered investment advisor, and provides investment advisory service to individuals and institutions with assets of approximately $700 million. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 1, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

     The Fund's investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in higher-quality fixed income debt securities and equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

               U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and the ask price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

                        AVONDALE HESTER TOTAL RETURN FUND

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended September 30, 2000, Hester Capital Management, L.L.C., Incorporated (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the six months ended September 30, 2000, the Fund incurred $48,125 in advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the six months ended September 30, 2000, the Fund incurred $14,959 in Administration fees.

                        AVONDALE HESTER TOTAL RETURN FUND

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the six months ended September 30, 2000, were $1,099,675 and $1,115,341, respectively.

     For the six months ended September 30, 2000, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $1,464,386 and $1,007,822, respectively.

                               Investment Advisor
                        HESTER CAPITAL MANAGEMENT, L.L.C.
                          100 Congress Ave., Suite 1960
                                Austin, TX 78701

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.